Exhibit 10.4

EXCHANGE AGREEMENT

This EXCHANGE AGREEMENT (as amended from time to time, this “Agreement”), dated as of                       , 2013, is hereby entered into by and among Jones Energy, Inc., a Delaware corporation (the “Corporation”), Jones Energy Holdings, LLC, a Delaware limited liability company (“Holdings”), and each of the Members (as defined herein).

RECITALS

WHEREAS, the parties hereto desire to provide for the exchange of Units (as defined herein), together with shares of Class B Common Stock (as defined herein), for shares of Class A Common Stock (as defined herein), on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

1.1.         Definitions.

The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

A “Beneficial Owner” of a security is a Person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares: (i) voting power, which includes the power to vote, or to direct the voting of, such security and/or (ii) investment power, which includes the power to dispose of, or to direct the disposition of, such security. The terms “Beneficially Own” and “Beneficial Ownership” shall have correlative meanings.

“Board” means the board of directors of the Corporation.

“Business Day” means Monday through Friday of each week, except that a legal holiday recognized as such by the government of the United States of America or the State of Texas shall not be regarded as a Business Day.

“Class A Common Stock” means the Class A common stock, par value $0.001 per share, of the Corporation.

“Class B Common Stock” means the Class B common stock, par value $0.001 per share, of the Corporation.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Corporation” means Jones Energy, Inc., a Delaware corporation, and any successor thereto.

“Exchange” has the meaning set forth in Section 2.1(a) of this Agreement.  The terms “Exchanging” and “Exchanged” shall have correlative meanings.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Holdings” means Jones Energy Holdings, LLC, a Delaware limited liability company, and any successor thereto.

“Holdings LLC Agreement” means the Third Amended and Restated Limited Liability Company Agreement of Holdings, dated on or about the date hereof, as such agreement may be amended from time to time.

“Member” means the parties who are signatories hereto, other than the Corporation and Holdings, and each other Person who from time to time executes a Joinder Agreement in the form attached hereto as Exhibit B.

“Permitted Transferee” has the meaning given to such term in Section 4.1 of this Agreement.

“Person” means any individual, corporation, firm, partnership, joint venture, limited liability company, estate, trust, business association, organization, governmental entity or other entity.

“Start Date” means, with respect to each Member, the earlier of (i)            or (ii) the date J.P. Morgan Securities LLC agrees to waive the restriction on sales set forth in the Lock-Up Agreement, dated    , 2013, executed by such Member.

“Unit” means (i) each Unit (as such term is defined in the Holdings LLC Agreement) issued as of the date hereof and (ii) each Unit or other interest in Holdings that may be issued by Holdings in the future that is designated by the Corporation as a “Unit”.

ARTICLE II
EXCHANGES

2.1.         Exchange of Units for Class A Common Stock.

(a)           From and after the Start Date, each Member shall be entitled at any time and from time to time, upon the terms and subject to the conditions hereof, to surrender Units and a corresponding number of shares of Class B Common Stock to Holdings in exchange for the delivery to such Member of a number of shares of Class A Common Stock that is equal to the number of Units surrendered (such exchange, an “Exchange”); provided that any such Exchange is for a minimum of the lesser of 1,000 Units or all of the Units held by such Member, or such lesser amount as the Corporation determines to be acceptable, in its sole discretion. If, in connection with the initial public offering of the Class A Common Stock, the underwriters exercise their option to purchase additional shares of Class A Common Stock (“Additional Shares”) within 30 days of the initial public offering (the “Option”), the Members shall be entitled to sell (in the aggregate) a number of Units (and a corresponding number of shares of Class B Common Stock) to JEI equal to the number of Additional Shares issued at the closing of such Option (the “Option Closing”), in exchange for a cash payment per Unit surrendered equal to the net per share cash price (i.e., net of underwriting discounts and commissions) received by JEI for the Additional Shares issued in such Option Closing.  The portion of the aggregate number of Units (and corresponding number of shares of Class B Common Stock) that each Member is entitled to sell shall be as set forth on Schedule A hereto.

(b)           A Member shall exercise its right to Exchange Units as set forth in the first sentence of Section 2.1(a) above by delivering to the Corporation and to Holdings a written election of exchange in respect of the Units to be Exchanged substantially in the form of Exhibit A hereto (an “Exchange Notice”), duly executed by such holder or such holder’s duly authorized attorney, in each case delivered during normal business hours at the principal executive offices of the Corporation and of Holdings.  As promptly as practicable following the delivery of an Exchange Notice, Holdings shall deliver or cause to be delivered at the offices of the then-acting registrar and transfer agent of the Class A Common Stock or, if there is no then-acting registrar and transfer agent of the Class A Common Stock, at the principal executive offices of the Corporation, the number of shares of Class A Common Stock deliverable upon such Exchange, registered in the name of the relevant Member.  To the extent the Class A Common Stock is settled through the facilities of The Depository Trust Company, the Corporation will, subject to Section 2.1(c) below, upon the written instruction of a Member, use its reasonable best efforts to deliver the shares of Class A Common Stock deliverable to such Member, through the facilities of The Depository Trust Company, to the account of the participant of The Depository Trust Company designated by such Member.  The Corporation shall take such actions as may be required to ensure the performance by Holdings of its obligations under Section 2.1(a) and this Section 2.1(b), including the issuance and sale of shares of Class A Common Stock to or for the account of Holdings in exchange for the delivery to the Corporation of a number of Units that is equal to the number of Units surrendered by an Exchanging Member.

(c)           Holdings and each Member shall bear their own expenses in connection with the consummation of any Exchange, whether or not any such Exchange is ultimately consummated, except that Holdings shall bear any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, any Exchange; provided, however, that if any shares of Class A Common Stock are to be delivered in a name other than that of the Member that requested the Exchange, then such Member and/or the person in whose name such shares are to be delivered shall pay to Holdings the amount of any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, such Exchange or shall establish to the reasonable satisfaction of Holdings that such tax has been paid or is not payable.

(d)           Notwithstanding anything to the contrary herein, to the extent the Corporation or Holdings shall determine that interests in Holdings do not meet the requirements of Treasury Regulation section 1.7704-1(h), the Corporation or Holdings may impose such restrictions on Exchange as the Corporation or Holdings may determine to be necessary or advisable so that Holdings is not treated as a “publicly traded partnership” under Section 7704 of the Code.  Notwithstanding anything to the contrary herein, no Exchange shall be permitted (and, if attempted, shall be void ab initio) if, in the good faith determination of the Corporation or of Holdings, such an Exchange would pose a material risk that Holdings would be a “publicly traded partnership” under Section 7704 of the Code.

(e)           For the avoidance of doubt, and notwithstanding anything to the contrary herein, a Member shall not be entitled to Exchange Units to the extent the Corporation determines that such Exchange (i) would be prohibited by law or regulation (including, without limitation, the unavailability of any requisite registration statement filed under the U.S. Securities Act of 1933, as amended) or (ii) would not be permitted under any other agreements with the Corporation or its subsidiaries to which such Member may be party or any written policies of the Corporation related to unlawful or improper trading (including, without limitation, the policies of the Corporation relating to insider trading).

(f)            Immediately upon the Exchange of any Unit (or the payment of cash for any Unit) pursuant to Section 2.1(a) or (b), an equal number of outstanding shares of Class B Common Stock beneficially owned by the relevant Member automatically shall be deemed cancelled without any action on the part of any Person, including the Corporation.  Any such cancelled shares of Class B Common Stock shall no longer be outstanding, and all rights with respect to such shares shall automatically cease and terminate.

2.2.         Adjustment.  If there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class A Common Stock are converted or changed into another security, securities or other property, then upon any subsequent Exchange, each Member shall be entitled to receive the amount of such security, securities or other property that such Member would have received if such Exchange had occurred immediately prior to the effective date of such reclassification, reorganization, recapitalization or other similar transaction, taking into account any adjustment as a result of any subdivision (by any split, distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of such security, securities or other property that occurs after the effective time of such reclassification, reorganization, recapitalization or other similar transaction.  For the avoidance of doubt, if there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class A Common Stock are converted or changed into another security, securities or other property, this Section 2.2 shall continue to be applicable, mutatis mutandis, with respect to such security or other property.  This Agreement shall apply to the Units and shares of Class B Common Stock held by the Members and their Permitted Transferees as of the date hereof, as well as any Units and shares of Class B Common Stock hereafter acquired by a Member and his or her or its Permitted Transferees.  This Agreement shall apply to, mutatis mutandis, and all references to “Units” and “and shares of Class B Common Stock” shall be deemed to include, any security, securities or other property of Holdings which may be issued in respect of, in exchange for or in substitution of Units or shares of Class B Common Stock by reason of any distribution or dividend, split, reverse split, combination, reclassification, reorganization, recapitalization, merger, exchange (other than an Exchange) or other transaction.

2.3.         Class A Common Stock to be Issued.

(a)           The Corporation shall at all times reserve and keep available out of its authorized but unissued Class A Common Stock, solely for the purpose of issuance upon an Exchange, such number of shares of Class A Common Stock as shall be deliverable upon any such Exchange; provided that nothing contained herein shall be construed to preclude the Corporation or Holdings from satisfying its obligations in respect of the Exchange of the Units by delivery of shares of Class A Common Stock which are held in the treasury of the Corporation or Holdings or any of their subsidiaries or by delivery of purchased shares of Class A Common Stock (which may or may not be held in the treasury of the Corporation or any subsidiary thereof).  The Corporation and Holdings covenant that all Class A Common Stock issued upon an Exchange will, upon issuance, be validly issued, fully paid and non-assessable.

(b)           The Corporation and Holdings covenant and agree that, to the extent that a registration statement under the Securities Act is effective and available for shares of Class A Common Stock to be delivered with respect to any Exchange, shares that have been registered under the Securities Act shall be delivered in respect of such Exchange.  In the event that any Exchange in accordance with this Agreement is to be effected at a time when any required registration has not become effective or otherwise is unavailable, upon the request and with the reasonable cooperation of the Member requesting such Exchange, the Corporation and Holdings shall use commercially reasonable efforts to promptly facilitate such Exchange pursuant to any reasonably available exemption from such registration requirements.  The Corporation and Holdings shall use commercially reasonable efforts to list the Class A Common Stock required to be delivered upon Exchange prior to such delivery upon each national securities exchange or inter-dealer quotation system upon which the outstanding Class A Common Stock may be listed or traded at the time of such delivery.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

3.1.         Representations and Warranties of the Corporation and of Holdings.  Each of the Corporation and Holdings represents and warrants that (i) it is a corporation or limited liability company duly incorporated or formed and is existing in good standing under the laws of the State of Delaware, (ii) it has all requisite corporate or limited liability company power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby and, in the case of the Corporation, to issue the Class A Common Stock in accordance with the terms hereof, (iii) the execution and delivery of this Agreement by it and the consummation by it of the transactions contemplated hereby (including without limitation, in the case of the Corporation, the issuance of the Class A Common Stock) have been duly authorized by all necessary corporate or limited liability company action on its part, and (iv) this Agreement constitutes a legal, valid and binding obligation of it enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

3.2.         Representations and Warranties of the Members.  Each Member, severally and not jointly, represents and warrants that (i) if it is not a natural person, that it is duly incorporated or formed and, to the extent such concept exists in its jurisdiction of organization, is in good standing under the laws of such jurisdiction, (ii) it has all requisite legal capacity and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby, (iii) if it is not a natural person, the execution and delivery of this Agreement by it (and the consummation of the transactions contemplated hereby) have been duly authorized by all necessary corporate or other entity action on the part of such Member, and (iv) this Agreement constitutes a legal, valid and binding obligation of such Member enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

ARTICLE IV
MISCELLANEOUS

4.1.         Additional Members.  To the extent a Member validly transfers any or all of such Member’s Units to another person in a transaction in accordance with, and not in contravention of, the Holdings LLC Agreement, then such transferee (each, a “Permitted Transferee”) shall have the right to execute and deliver a joinder to this Agreement, substantially in the form of Exhibit B hereto, whereupon such Permitted Transferee shall become a Member hereunder.  To the extent Holdings issues Units in the future, then the holder of such Units shall have the right to execute and deliver a joinder to this Agreement, substantially in the form of Exhibit B hereto, whereupon such holder shall become a Member hereunder.

4.2.         Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed duly given and received (a) if delivered personally, on the date of delivery, or, if delivered by facsimile, upon confirmation of transmission by the sender’s fax machine if sent on a Business Day (or otherwise, on the Business Day following confirmation of transmission by the sender’s fax machine) or (b) on the first Business Day following the date of dispatch if delivered by a recognized next-day courier service. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

if to the Corporation, to:

Jones Energy, Inc.

807 Las Cimas Parkway

Suite 350

Austin, TX 78746

Attention: Chief Financial Officer

Fax: (512) 328-5394

if to Holdings, to:

Jones Energy Holdings, LLC

807 Las Cimas Parkway

Suite 350

Austin, TX 78746

Attention: Chief Financial Officer

Fax: (512) 328-5394

If to a Member, to the address and facsimile number set forth in Holdings’ records.

Any party may change its address or fax number by giving the other party written notice of its new address or fax number in the manner set forth above.

4.3.         Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.  Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

4.4.         Entire Agreement; No Third Party Beneficiaries.  This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

4.5.         Governing Law.  This Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware, without regard to the conflicts of laws principles thereof that would mandate the application of the laws of another jurisdiction.

4.6.         Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

4.7.         Further Action.  The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

4.8.         Binding Effect.  This Agreement shall be binding upon and inure to the benefit of all of the parties and, to the extent permitted by this Agreement, their successors, executors, administrators, heirs, legal representatives and assigns.

4.9.         Amendment.  The provisions of this Agreement may be amended only by the affirmative vote or written consent of each of (i) the Corporation, (ii) Holdings and (iii) Members holding a majority of the then outstanding Units (excluding Units held by the Corporation).

4.10.       Waiver.  No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.

4.11.       Resolution of Disputes.

(a)           Any and all disputes, including but not limited to any ancillary claims of any party, arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement (including the validity, scope and enforceability of this arbitration provision) (each a “Dispute”) shall be finally settled by arbitration conducted by a single arbitrator in Austin, Texas in accordance with this Section 4.11, regardless of whether some or all of any Dispute allegedly (i) is extra-contractual in nature, (ii) sounds in contract, tort or otherwise, (iii) is provided by federal or state statute, common law or otherwise, or (iv) seeks damages or any other relief, whether at law, in equity or otherwise.

(b)           If the parties to the Dispute fail to agree on the selection of an arbitrator within ten (10) days of the receipt of the request for arbitration, either party may apply to the United States District Court of the Western District of Texas, Austin Division, or any other court of competent jurisdiction, for the appointment of an arbitrator pursuant to the Federal Arbitration Act, 9 U.S.C. § 5.

(c)           Notwithstanding the fact that any matter in dispute between the parties is to be submitted, or has already been submitted, to arbitration, the parties shall continue to observe and perform their respective obligations and duties under this Agreement during any arbitration proceedings.

(d)           Subject to any relevant legal privilege, within 30 days of the selection of an arbitrator, each party shall be required to disclose to the other party all documents that are relevant to the Dispute and to identify all persons likely to have knowledge of facts relevant to the dispute.  Absent a showing of undue prejudice and necessity, there shall be no other discovery, whether by requests for production, interrogatories or deposition, in connection with the arbitration.  The arbitrator shall have the power to make all orders necessary for the disclosure contemplated herein, which orders the parties consent in advance to obey.  If a party fails or refuses to comply with an order for disclosure, the arbitrator may take that failure into account when deciding the issues and may infer that the documents not produced would have supported the opposing party’s claims.

(e)           The presentation of evidence shall be limited to: (1) no more than two pre-hearing written submissions by each party, which shall include witness statements, declarations, or affidavits, expert reports, and all documentary and tangible evidence and legal authority upon which the party relies, and (2) cross-examination at the hearing of only persons submitting statements, declarations, affidavits, or expert reports.

(f)            Barring extraordinary circumstances as may be determined by the arbitrator, the arbitration proceedings will be concluded within 120 days from the selection of the arbitrator, which time may be extended in the interest of justice and failure to adhere to or meet this limit shall not constitute a basis for challenging the award.  The parties to a Dispute may my mutual written agreement, and with the consent of the arbitrator, extend any of the deadlines of this Section 4.11.

(g)           In addition to monetary damages, the arbitrator shall be empowered to issue procedural orders or interim measures upon application of any party, including requests for injunctive relief, specific performance of any obligation under this Agreement, and other equitable remedies, which may be enforced as necessary in any court of competent jurisdiction.  The arbitrator shall not decide a Dispute ex aqueo et bono or as amiable compositeur, and is not empowered to award damages in excess of compensatory damages, and each party hereby irrevocably waives any right to recover punitive, exemplary or similar damages with respect to any Dispute.  The arbitrator shall not have the authority to modify or amend any term or provision of this Agreement.  The award shall be final and binding upon the parties as from the date rendered, and shall be the sole and exclusive remedy between the parties regarding any claims, counterclaims, issues, or accounting presented to the arbitral tribunal.  Judgment upon any award may be entered and enforced in any court having jurisdiction over a party or any of its assets.

(h)           The award shall include interest, unless the arbitrator determines it is not appropriate.  Interest shall run from the date of any breach or violation of the Agreement, which shall be determined by the arbitrator in its award.  If the arbitrator cannot determine such date or fails to specify such date in its award, interest shall run from the date of serving the request for arbitration.  Interest shall continue to run from the date of award until the award is paid in full.  Interest shall be calculated and compounded monthly at the on-year US$ LIBOR rate as published by the Financial Times on the first business day of the month plus 4 per cent.

(i)            The arbitrator shall designate a prevailing party (or parties) in its final award and, pursuant to this determination, shall award to the prevailing party (or parties) its attorneys’ fees, costs and expenses of the arbitration (including the arbitrators’ fees and expenses) in full.

(j)            Notwithstanding the provisions of paragraph (a), the Corporation may bring an action or special proceeding in any court of competent jurisdiction for the purpose of compelling a party to arbitrate, seeking temporary or preliminary relief in aid of an arbitration hereunder, and/or enforcing an arbitration award and, for the purposes of this paragraph (j), each Member (1) expressly consents to the application of paragraph (i) of this Section 4.11 to any such action or proceeding, (2) agrees that proof shall not be required that monetary damages for breach of the provisions of this Agreement would be difficult to calculate and that remedies at law would be inadequate, and (3) irrevocably appoints the Corporation as such Member’s agent for service of process in connection with any such action or proceeding and agrees that service of process upon such agent, who shall promptly advise such Member of any such service of process, shall be deemed in every respect effective service of process upon the Member in any such action or proceeding.

(k)           EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF COURTS LOCATED IN AUSTIN, TEXAS FOR THE PURPOSE OF ANY JUDICIAL PROCEEDING BROUGHT IN ACCORDANCE WITH THE PROVISIONS OF THIS SECTION 4.11, OR ANY JUDICIAL PROCEEDING ANCILLARY TO AN ARBITRATION OR CONTEMPLATED ARBITRATION ARISING OUT OF OR RELATING TO OR CONCERNING THIS AGREEMENT.  Such ancillary judicial proceedings include any suit, action or proceeding to compel arbitration, to obtain temporary or preliminary judicial relief in aid of arbitration, or to confirm an arbitration award.  The parties acknowledge that the fora designated by this paragraph (c) have a reasonable relation to this Agreement, and to the parties’ relationship with one another; and the parties hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter may have to personal jurisdiction or to the laying of venue of any such ancillary suit, action or proceeding brought in any court referred to in this Section 4.11 and such parties agree not to plead or claim the same.

(l)            Notwithstanding any provision of this Agreement to the contrary, this Section 4.11 shall be construed to the maximum extent possible to comply with the laws of the State of Delaware, including the Delaware Uniform Arbitration Act (10 Del. C. §5701 et seq.)  (the “Delaware Arbitration Act”).  If, nevertheless, it shall be determined by a court of competent jurisdiction that any provision or wording of this Section 4.11 shall be invalid or unenforceable under the Delaware Arbitration Act, or other applicable law, such invalidity shall not invalidate all of this Section 4.11.  In that case, this Section 4.11 shall be construed so as to limit any term or provision so as to make it valid or enforceable within the requirements of the Delaware Arbitration Act or other applicable law, and, in the event such term or provision cannot be so limited, this Section 4.11 shall be construed to omit such invalid or unenforceable provision.

4.12.       Tax Treatment.  This Agreement shall be treated as part of the partnership agreement of Holdings as described in Section 761(c) of the Code and Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations promulgated thereunder.  As required by the Code and the Treasury Regulations, the parties shall report any Exchange consummated hereunder as a taxable sale of the Units by a Member to the Corporation, and no party shall take a contrary position on any income tax return, amendment thereof or communication with a taxing authority unless an alternate position is permitted under the Code and Treasury Regulations and the Corporation consents in writing.

4.13.       Specific Performance.  The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to specific performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity.

4.14.       Independent Nature of Members’ Rights and Obligations.  The obligations of each Member hereunder are several and not joint with the obligations of any other Member, and no Member shall be responsible in any way for the performance of the obligations of any other Member hereunder.  The decision of each Member to enter into this Agreement has been made by such Member independently of any other Member.  Nothing contained herein, and no action taken by any Member pursuant hereto, shall be deemed to constitute the Members as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Members are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby and the Corporation acknowledges that the Members are not acting in concert or as a group, and the Corporation will not assert any such claim with respect to such obligations or the transactions contemplated hereby.

4.15.       Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

JONES ENERGY, INC.

By:
Name:
Title:

JONES ENERGY HOLDINGS, LLC

By:
Name:
Title:

MEMBERS

Name:

Name:

Name:

Name:

Signature Page to Exchange Agreement

SCHEDULE A

SCHEDULE OF MEMBER SALES

EXHIBIT A

[FORM OF]

ELECTION OF EXCHANGE

Jones Energy, Inc.

807 Las Cimas Parkway

Suite 350

Austin, TX 78746

Attention: Chief Financial Officer
Fax: (512) 328-5394

Jones Energy Holdings, LLC

807 Las Cimas Parkway

Suite 350

Austin, TX 78746

Attention: Chief Financial Officer
Fax: (512) 328-5394

Reference is hereby made to the Exchange Agreement, dated as of [   ], 2013 (the “Exchange Agreement”), among Jones Energy, Inc., a Delaware corporation, Jones Energy Holdings, LLC, a Delaware limited liability company, and the holders of Units (as defined herein) from time to time party thereto.  Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.

The undersigned Member hereby transfers to Holdings, the number of Units set forth below in Exchange for shares of Class A Common Stock to be issued in its name as set forth below, as set forth in the Exchange Agreement.

Legal Name of Member:

Address:

Number of Units to be Exchanged:

The undersigned hereby represents and warrants that (i) the undersigned has full legal capacity to execute and deliver this Election of Exchange and to perform the undersigned’s obligations hereunder; (ii) this Election of Exchange has been duly executed and delivered by the undersigned and is the legal, valid and binding obligation of the undersigned enforceable against it in accordance with the terms thereof or hereof, as the case may be, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and the availability of equitable remedies; (iii) the Units subject to this Election of Exchange are being transferred to the Corporation free and clear of any pledge, lien, security interest, encumbrance, equities or claim; and (iv) no consent, approval, authorization, order, registration or qualification of any third party or with any court or governmental agency or body having jurisdiction over the undersigned or the Units subject to this Election of Exchange is required to be obtained by the undersigned for the transfer of such Units to the Corporation.

Exhibit A - 1

The undersigned hereby irrevocably constitutes and appoints any officer of the Corporation or of Holdings as the attorney of the undersigned, with full power of substitution and resubstitution in the premises, to do any and all things and to take any and all actions that may be necessary to transfer to Holdings, the Units subject to this Election of Exchange and to deliver to the undersigned the shares of Class A Common Stock to be delivered in Exchange therefor.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Election of Exchange to be executed and delivered by the undersigned or by its duly authorized attorney.

Name:

Dated:

Exhibit A - 2

EXHIBIT B

[FORM OF]

JOINDER AGREEMENT

This Joinder Agreement (“Joinder Agreement”) is a joinder to the Exchange Agreement, dated as of [  ], 2013 (the “Agreement”), among Jones Energy, Inc., a Delaware corporation (the “Corporation”), Jones Energy Holdings, LLC, a Delaware limited liability company (“Holdings”), and each of the Members from time to time party thereto.  Capitalized terms used but not defined in this Joinder Agreement shall have their meanings given to them in the Agreement.  This Joinder Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware.  In the event of any conflict between this Joinder Agreement and the Agreement, the terms of this Joinder Agreement shall control.

The undersigned hereby joins and enters into the Agreement having acquired Units in Holdings.  By signing and returning this Joinder Agreement to the Corporation and Holdings, the undersigned (i) accepts and agrees to be bound by and subject to all of the terms and conditions of and agreements of a Member contained in the Agreement, with all attendant rights, duties and obligations of a Member thereunder and (ii) makes each of the representations and warranties of a Member set forth in Section 3.2 of the Agreement as fully as if such representations and warranties were set forth herein.  The parties to the Agreement shall treat the execution and delivery hereof by the undersigned as the execution and delivery of the Agreement by the undersigned and, upon receipt of this Joinder Agreement by the Corporation and by Holdings, the signature of the undersigned set forth below shall constitute a counterpart signature to the signature page of the Agreement.

Signature:

Name:

Address for Notices:	With copies to:

Attention: